                           SPECIAL SHAREHOLDER MEETING

                                       OF

                         PRINCIPAL INVESTORS FUND, INC.

            680 8th Street, Des Moines, Iowa May 26, 2005 2:00 p.m.

     A special  shareholder  meeting of the Principal  Investors Fund, Inc. (the
"Corporation"),  was held at 680 8th Street, Des Moines,  Iowa on Thursday,  May
26, 2005, at 2:00 p.m.,  pursuant to written notice mailed on or about April 18,
2005.

     The  meeting  was  called  to order by Ralph C.  Eucher,  President  of the
Corporation.

     Ms. J. B. Schustek,  Assistant Secretary of the Corporation,  was appointed
Secretary of the meeting and kept minutes.

         Mr. Eucher appointed Ms. K. S. Arterburn as Inspector of Election and directed her to report to the Secretary the total number of shares represented at the meeting in person and by proxy. The Inspector filed with the Secretary a
Certificate of Tabulation from Alamo Direct, the proxy tabulator, which included details of all votes received at the time of the meeting. The Secretary announced that of the shares entitled to vote at the meeting, the holder of the following shares was present at the meeting by proxy:

         -------------------------------------- -------------------- ------------------------ -----------------------
                         Fund                     Shares Present         Shares Entitled            Percent of
                         Name                       at Meeting               to Vote            Outstanding Shares
                                                                                              (O/S)
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Bond & Mortgage Securities                    73,369,042.246       78,493,301.910                   93.472
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Capital Preservation                          51,284,161.327       85,936,825.740                   59.677
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Government Securities                         11,684,745.167       12,133,081.936                   96.305
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Disciplined LargeCap Blend                    25,422,088.711       25,430,468.312                   99.967
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Diversified International                     11,654,462.496       12,962,341.655                   89.910
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Government Securities                         11,684,745.167       12,133,081.936                   96.305
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         High Quality Intermediate-Term Bond            7,087,190.974        8,224,162.199                   86.175
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         High Quality Long-Term Bond                    1,276,816.221        1,415,524.886                   90.201
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         High Quality Short-Term Bond                   4,563,732.938        5,287,005.128                   86.320
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         High Yield                                     3,021,424.553        4,594,606.371                   65.760
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Inflation Protection                           3,687,267.712        4,687,267.712                   78.666
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         International Emerging Markets                 2,693,890.966        3,329,456.921                   80.911
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         International Growth                          49,241,449.790       49,816,500.186                   98.846
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         LargeCap Growth                               29,710,981.968       29,906,026.018                   99.348
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         LargeCap S&P 500 Index                        55,577,361.589       70,958,036.453                   78.324
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         LargeCap Value                                14,500,613.268       14,792,794.898                   98.025
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         MidCap Blend                                   8,924,024.303        9,332,412.208                   95.624
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         MidCap Growth                                  2,944,388.919        3,104,453.317                   94.844
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         MidCap S&P 400 Index                           4,523,133.507        5,907,108.502                   76.571
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         MidCap Value                                   6,923,091.781        7,143,391.434                   96.916
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Money Market                                 253,742,341.869      280,418,112.420                   90.487
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners Global Equity                         1,000,000.000        1,000,100.000                   99.99
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners International                        32,659,303.576       33,037,727.933                   98.855
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners LargeCap Blend                       60,847,538.649       65,130,597.517                   93.424
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners LargeCap Blend I                      4,322,840.141        4,916,043.932                   87.933
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners LargeCap Growth                         959,977.187        1,493,210.434                   64.289
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners LargeCap Growth I                    98,196,709.605      102,242,143.480                   96.043
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners LargeCap Growth II                   38,641,372.529       40,280,682.116                   95.930
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners LargeCap Value                      108,206,947.081      112,251,653.841                   96.397
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners LargeCap Value I                      9,776,182.224       10,277,639.924                   95.121
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners LargeCap Value II                     1,501,598.934        2,001,537.175                   75.022
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners MidCap Growth                         4,703,339.168        6,362,727.576                   73.920
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners MidCap Growth I                      13,719,057.244       13,762,693.862                   99.685
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners MidCap Growth II                        753,624.916          753,870.043                   99.967
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners MidCap Value                         28,941,551.984       30,211,614.730                   95.796
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners MidCap Value I                       32,395,873.780       32,433,532.966                   99.884
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners SmallCap Blend                       12,763,095.756       12,805,200.943                   99.671
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners SmallCap Growth I                    11,823,272.821       12,208,411.113                   96.845
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners SmallCap Growth II                   37,860,815.249       39,024,354.381                   97.018
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners SmallCap Growth III                     807,062.936          807,106.354                   99.995
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners SmallCap Value                      517,981,935.621       18,666,409.523                   96.333
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners SmallCap Value I                     10,970,858.759       11,535,001.826                   95.109
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Partners SmallCap Value II                     3,443,357.545        3,443,900.231                   99.984
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Preferred Securities                          22,923,175.967       22,942,251.333                   99.917
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Principal LifeTime 2010                       34,757,736.653       35,878,103.699                   96.877
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Principal LifeTime 2020                       53,031,097.211       54,378,283.933                   97.523
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Principal LifeTime 2030                       45,721,877.515       47,614,911.151                   96.024
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Principal LifeTime 2040                       17,668,230.972       18,732,622.235                   94.318
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Principal LifeTime 2050                        8,452,201.419        8,855,756.261                   95.443
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Principal LifeTime Strategic Income           16,853,232.624       17,956,343.590                   93.857
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         Real Estate Securities                        25,183,036.076       26,835,715.383                   93.841
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         SmallCap Blend                                 7,925,881.685        8,441,782.437                   93.889
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         SmallCap Growth                                3,792,210.407        3,832,291.897                   98.954
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         SmallCap S&P 600 Index                        10,726,355.943       12,702,756.227                   84.441
         -------------------------------------- -------------------- ------------------------ -----------------------
         -------------------------------------- -------------------- ------------------------ -----------------------
         SmallCap Value                                 4,576,537.348        5,037,444.052                   90.850
         -------------------------------------- -------------------- ------------------------ -----------------------

         Mr. Eucher announced that Section 2.05 of the bylaws establishes a quorum as a one-third interest of all the capital stock outstanding except as expressly required by law. Accordingly, a one-third interest of capital stock outstanding constitutes a quorum for Issue 1 as presented to the shareholders in the Notice of Special Meeting of Shareholders dated April 18, 2005. However, pursuant to the Investment Company Act of 1940, approval for Issues 2, 3, 4, 5 and 6 requires the vote of a majority of outstanding voting securities as defined in the Investment Company Act of 1940. Mr. Eucher announced that a quorum was present for all issues before the shareholder, and that the meeting was lawfully and properly convened.

         Mr. Eucher directed the Secretary to give a copy of the minutes of the last shareholder meeting to each shareholder who was present and requested a copy. With the consent of the shareholders present by proxy, Mr. Eucher dispensed with the reading of the minutes of the last shareholder meeting.

         Mr. Eucher called for nominations for directors to serve until the next shareholder meeting held for the purpose of electing directors and until their successors are duly elected and qualified. On behalf of management, the
Secretary reported that the Board of Directors of the Corporation at its meeting on February 24, 2005, nominated the following persons:

                                J. E. Aschenbrenner M. A. Grimmett
                                E. Ballantine W. C. Kimball
                                J. D. Davis B. A. Lukavsky
                                R. C. Eucher L. D. Zimpleman R. W. Gilbert

         Mr. Eucher called for further nominations but none were made. The
Inspector of Election was directed to take a ballot and to report the results to the Secretary.

         Upon receiving the report of the Inspector of Election, the Secretary reported that the nominees received the following number of votes, respectively:

                                                 J.E. Aschenbrenner
                                      Number of Shares                  % of O/S               % of Shares Present
                                      ----------------                  --------               -------------------

For                                   1,385,462,718.178               90.451                                98.559
Withheld                                 20,257,381.652                1.323                                 1.441
TOTAL                                 1,405,720,099.830               91.774                                100.00

                                                  E. Ballantine
                                      Number of Shares                  % of O/S               % of Shares Present
                                      ----------------                  --------               -------------------

For                                   1,386,223,863.889               90.501                                98.613
Withheld                                                               1.273                                 1.387
                                      19,496,235.941
TOTAL                                 1,405,720,099.830               91.774                                100.00

                                                     J.D. Davis
                                      Number of Shares                  % of O/S               % of Shares Present
                                      ----------------                  --------               -------------------

For                                   1,382,939,918.154               90.286                                98.379
Withheld                                 22,780,181.676                1.487                                 1.621
TOTAL                                 1,405,720,099.830               91.774                                100.00

                                   R.C. Eucher
                                      Number of Shares                  % of O/S               % of Shares Present
                                      ----------------                  --------               -------------------

For                                   1,384,666,889.445               90.399                                98.502
Withheld                                 21,053,210.385                1.374                                 1.498
TOTAL                                 1,405,720,099.830               91.774                                100.00

                                                    R.W. Gilbert
                                      Number of Shares                  % of O/S               % of Shares Present
                                      ----------------                  --------               -------------------

For                                   1,386,344,622.292               90.509                                98.622
Withheld                                 19,375,477.538                1.265                                 1.378
TOTAL                                 1,405,720,099.830               91.774                                100.00

                                                    M.A. Grimmett
                                      Number of Shares                  % of O/S               % of Shares Present
                                      ----------------                  --------               -------------------

For                                   1,385,786,889.233               90.472                                98.582
Withheld                                 19,933,210.597                1.301                                 1.418
TOTAL                                 1,405,720,099.830               91.774                                100.00

                                                    W.C. Kimball
                                      Number of Shares                  % of O/S               % of Shares Present
                                      ----------------                  --------               -------------------

For                                   1,386,586.846.033               90.523                                98.639
Withheld                                 19,133,253.797                1.249                                 1.361
TOTAL                                 1,405,720,099.830               91.774                                100.00

                                                    B.A. Lukavsky
                                      Number of Shares                  % of O/S               % of Shares Present
                                      ----------------                  --------               -------------------

For                                   1,385,701,490.598               90.467                                98.576
Withheld                                 20,018,609.232                1.307                                 1.424
TOTAL                                 1,405,720,099.830               91.774                                100.00

                                                   L.D. Zimpleman
                                      Number of Shares                  % of O/S               % of Shares Present
                                      ----------------                  --------               -------------------

For                                   1,384,696,221.150               90.401                                98.504
Withheld                                 21,023,878.680                1.373                                 1.496
TOTAL                                 1,405,720,099.830               91.774                                100.00

         No other votes were cast. Mr. Eucher declared that the foregoing nominees had been elected to serve as directors of the corporation until the next shareholder meeting and until their successors are duly elected and qualified, unless sooner displaced.

         Mr. Eucher discussed the Board of Director's proposal and
recommendation that a Sub-Advisory Agreement be executed by Principal Management
Corporation with Columbus Circle Investors for the LargeCap Growth and MidCap
Growth Funds and with Barrow, Hanley, Mewhinney & Strauss, Inc. for the MidCap
Value Fund.

         Mr. Eucher further discussed the Board of Director's proposal and recommendation that Sub-Sub-Advisory Agreements be executed by Principal Global
Investors, LLC with Post Advisory Group, LLC (with regard to the Bond & Mortgage
Securities and Capital Preservation Funds) and with Spectrum Asset Management,
Inc. (with regard to the Bond & Mortgage Securities and High Quality
Intermediate-Term Bond Funds). The following resolution was thereupon presented by the Secretary:

         "BE IT RESOLVED, That, upon approval by the shareholders, Principal
         Management Corporation is authorized to execute an agreement with
         Columbus Circle Investors for the LargeCap Growth and MidCap Growth
         Funds and an agreement with Barrow, Hanley, Mewhinney & Strauss, Inc.
         for the MidCap Value Fund; and

         BE IT FURTHER RESOLVED, That, upon approval by the shareholders,
         Principal Global Investors, LLC is authorized to execute agreements with Post Advisory Group, LLC (with regard to the Bond & Mortgage
         Securities and Capital Preservation Funds) and with Spectrum Asset
         Management, Inc. (with regard to the Bond and & Mortgage Securities and
         High Quality Intermediate-Term Bond Funds).

         The resolution was duly moved and seconded. Upon receiving the report from the Secretary, Mr. Eucher reported the results for each Account to which the resolution pertained:

      --------------------------------------------------------------------------------------------------------
                      LargeCap Growth - sub-advisory agreement with Columbus Circle Investors
      --------------------------------------------------------------------------------------------------------
      -------------------------------------------- -------------------- ----------------- --------------------
                                                    Number of Shares        % of O/S      % of Shares Present
                                                    ----------------        --------      -------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      For                                            29,306,437.792             97.995              98.638
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Against                                           362,351.552              1.212               1.220
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Abstain                                            42,192.624              0.141               0.142
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Broker Non-vote                                         0.000              0.000               0.000
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Total Voted                                    29,710,981.968             99.348             100.000
      -------------------------------------------- -------------------- ----------------- --------------------

      --------------------------------------------------------------------------------------------------------
                       MidCap Growth - sub-advisory agreement with Columbus Circle Investors
      --------------------------------------------------------------------------------------------------------
      -------------------------------------------- -------------------- ----------------- --------------------
                                                    Number of Shares        % of O/S      % of Shares Present
                                                    ----------------        --------      -------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      For                                             2,743,805.347             88.383              93.188
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Against                                           150,749.667              4.856               5.120
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      0.000                                              49,833.905              1.605               1.693
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Broker Non-vote                                         0.000              0.000               0.000
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Total Voted                                     2,944,388.919             94.844             100.000
      -------------------------------------------- -------------------- ----------------- --------------------

      --------------------------------------------------------------------------------------------------------
                  MidCap Value - sub-advisory agreement with Barrow, Hanley, Mewhinney & Strauss
      --------------------------------------------------------------------------------------------------------
      -------------------------------------------- -------------------- ----------------- --------------------
                                                    Number of Shares        % of O/S      % of Shares Present
                                                    ----------------        --------      -------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      For                                             6,301,032.855             88.208              91.015
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Against                                           425,221.813              5.953               6.142
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Abstain                                           196,837.113              2.756               2.843
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Broker Non-vote                                         0.000              0.000               0.000
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Total Voted                                     6,923,091.781             96.916             100.000
      -------------------------------------------- -------------------- ----------------- --------------------

      --------------------------------------------------------------------------------------------------------
                           Bond & Mortgage Securities - sub-sub-advisory agreement with
                            Spectrum Asset Management
      --------------------------------------------------------------------------------------------------------
      -------------------------------------------- -------------------- ----------------- --------------------
                                                    Number of Shares        % of O/S      % of Shares Present
                                                    ----------------        --------      -------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      For                                            71,039,923.034             90.504              96.825
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Against                                         1,184,714.322              1.509               1.615
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Abstain                                         1,144,404.890              1.458               1.560
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Broker Non-vote                                         0.000              0.000               0.000
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Total Voted                                    73,369,042.246             93.472             100.000
      -------------------------------------------- -------------------- ----------------- --------------------

      --------------------------------------------------------------------------------------------------------
                    Capital Preservation - sub-sub-advisory agreement with Post Advisory Group
      --------------------------------------------------------------------------------------------------------
      -------------------------------------------- -------------------- ----------------- --------------------
                                                    Number of Shares        % of O/S      % of Shares Present
                                                    ----------------        --------      -------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      For                                            48,918,144.396             56.923              95.386
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Against                                         1,489,874.333              1.734               2.905
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Abstain                                           876,142.598              1.020               1.708
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Broker Non-vote                                         0.000              0.000               0.000
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Total Voted                                    51,284,161.327             59.677             100.000
      -------------------------------------------- -------------------- ----------------- --------------------

      --------------------------------------------------------------------------------------------------------
                 Bond & Mortgage Securities - sub-sub-advisory agreement with Post Advisory Group
      --------------------------------------------------------------------------------------------------------
      -------------------------------------------- -------------------- ----------------- --------------------
                                                    Number of Shares        % of O/S      % of Shares Present
                                                    ----------------        --------      -------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      For                                            71,071,633.527             90.545              96.869
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Against                                         1,147,118.009              1.461               1.563
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Abstain                                         1,150,290.710              1.465               1.568
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Broker Non-vote                                         0.000              0.000               0.000
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Total Voted                                    73,369,042.246             93.472             100.000
      -------------------------------------------- -------------------- ----------------- --------------------

      --------------------------------------------------------------------------------------------------------
      High Quality Intermediate-Term Bond - sub -sub-advisory agreement with
                            Spectrum Asset Management
      --------------------------------------------------------------------------------------------------------
      -------------------------------------------- -------------------- ----------------- --------------------
                                                    Number of Shares        % of O/S      % of Shares Present
                                                    ----------------        --------      -------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      For                                             6,991,331.636             85.010              98.647
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Against                                            70,891.142              0.862               1.000
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Abstain                                            24,968.196              0.304               0.352
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Broker Non-vote                                         0.000              0.000               0.000
      -------------------------------------------- -------------------- ----------------- --------------------
      -------------------------------------------- -------------------- ----------------- --------------------
      Total Voted                                     7,087,190.974             86.175             100.000
      -------------------------------------------- -------------------- ----------------- --------------------

         Mr. Eucher announced that the resolution had been duly adopted by each of the Funds.

         Mr. Eucher discussed the Board of Director's proposal and
recommendation that the investment objective of each Fund be reclassified as a
"non-fundamental policy" which may be changed without shareholder approval. The following resolution was thereupon presented by the Secretary:

         "BE IT RESOLVED, That the proposal to approve the change from fundamental to non-fundamental for the investment objective of each
         Fund be approved and be made effective as of June 30, 2005."

         The resolution was duly moved and seconded. Upon receiving the report from the Secretary, Mr. Eucher reported the results for each Account to which the resolution pertained:

    ----------------------------------------------------------------------------------------------------------
                           Bond & Mortgage Securities
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            69,659,481.978               88.746              94.944
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         2,982,879.774                3.800               4.066
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           705,212.494                0.898               0.961
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    21,468.000                0.027               0.029

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    73,369,042.246               93.472             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              Capital Preservation
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            44,322,001.158               51.575              86.424
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         6,273,631.066                7.300              12.233
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           688,529.103                0.801               1.343
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    51,284,161.327               59.677             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Disciplined LargeCap Blend
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------

    For                                            25,422,088.711               99.967             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    25,422,088.711               99.967             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Diversified International
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            10,314,482.465               79.573              88.502
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,113,368.991                8.589               9.553
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           223,202.040                1.722               1.915
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     3,409.000                0.026               0.029
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    11,654,462.496               89.910             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              Government Securities
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
>
    For                                            10,193,862.147               84.017              87.241
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                    1,191,000.790                9.816              10.193
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           279,849.230                2.306               2.395
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    20,033.000                0.165               0.171
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    11,684,745.167               96.305             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                       High Quality Intermediate-Term Bond
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             6,889,478.633               83.771              97.210
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           147,603.754                1.795               2.083
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            30,969.587                0.377               0.437
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    19,139.000                0.233               0.270
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     7,087,190.974               86.175             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           High Quality Long-Term Bond
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             1,009,060.622               71.285              79.029
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           217,458.919               15.362              17.031
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            50,296.680                3.553               3.939
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     1,276,816.221               90.201             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                          High Quality Short-Term Bond
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,986,685.129               75.405              87.356
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           412,315.440                7.789               9.035
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           153,368.369                2.901               3.361
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    11,364.000                0.215               0.249
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     4,563,732.938               86.320             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                   High Yield
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,021,424.553               65.760             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     3,021,424.553               65.760             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              Inflation Protection
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,682,537.316               78.565              99.872
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                             4,730.396                0.101               0.128
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     3,687,267.712               78.666             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                         International Emerging Markets
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             2,270,180.865               68.185              84.271
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           349,852.929               10.508              12.987
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            72,802.172                2.187               2.702
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     1,055.000                0.032               0.039
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     2,693,890.966               80.911             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              International Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            48,291,347.577               96.938              98.071
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           790,721.587                1.587               1.606
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           123,294.626                0.247               0.250
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    36,086.000                0.072               0.073
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    49,241,449.790               98.846             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 LargeCap Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            28,992,590.348               96.946              97.582
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           646,667.705                2.162               2.177
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            42,192.624                0.240               0.241
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    29,710,981.968               99.348             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             LargeCap S&P 500 Index
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            45,973,269.592               64.789              82.719
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         7,556,658.419               10.649              13.597
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                         1,941,638.578                2.736               3.494
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                   105,795.000                0.149               0.190
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    55,577,361.589               78.324             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 LargeCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S          % of Shares
                                                   ----------------         --------          -----------
                                                                                                Present
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            14,162,440.377               95.739              97.668
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           273,079.840                1.846               1.883
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            65,093.051                0.440               0.449
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    14,500,613.268               98.025             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                  MidCap Blend
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             7,491,573.533               80.275              83.948
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,210,896.731               12.975              13.569
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           210,769.039                2.258               2.362
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    10,785.000                0.116               0.121
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     8,924,024.303               95.624             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                  MidCap Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             2,408,407.615               77.579              81.797
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           494,159.714               15.918              16.783
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            41,821.590                1.347               1.420
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                       2944388.919               94.844             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              MidCap S&P 400 Index
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,688,212.381               62.437              81.541
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           682,279.687               11.550              15.084
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           150,812.439                2.553               3.334
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     1,829.000                0.031               0.040
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     4,523,133.507               76.571             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                  MidCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             5,772,809.803               80.813              83.385
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           948,642.706               13.280              13.703
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           176,377.272                2.469               2.548
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    25,262.000                0.354               0.365
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     6,923,091.781               96.916             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                  Money Market
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                           214,678,190.140               76.556              84.605
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                        32,506,073.298               11.592              12.811
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                         6,558,078.431                2.339               2.585
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                   253,742,341.869               90.487             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners Global Equity
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             1,000,000.000               99.990              99.990
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                                 0.000                  0.000             0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                  0.000             0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                  0.000             0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     1,000,000.000               99.990             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners International
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            32,391,227.485               98.043              99.179
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           258,455.887                0.782               0.791
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                             9,620.204                0.029               0.029
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    32,659,303.576               98.855             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners LargeCap Blend
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            58,487,582.887               89.800              96.122
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,632,772.798                2.507               2.683
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           719,640.964                1.105               1.183
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     7,542.000                0.012               0.012
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    60,847,538.649               93.424             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Partners LargeCap Blend I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,747,877.287               76.238              86.699
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           521,775.123               10.614              12.070
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            53,187.731                1.082               1.230
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     4,322,840.141               87.933             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Partners LargeCap Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                               820,894.496               54.975              85.512
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           135,004.838                9.041              14.063
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                             4,077.853                0.273               0.425
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                       959,977.187               64.289             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Partners LargeCap Growth I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            96,958,070.125               94.832              98.739
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           876,770.146                0.858               0.893
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           345,668.334                0.338               0.352
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    16,201.000                0.016               0.016
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    98,196,709.605               96.043             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Partners LargeCap Growth II
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            37,328,025.047               92.670              96.601
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,142,661.731                2.837               2.957
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           170,685.751                0.424               0.442
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    38,641,372.529               95.930             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners LargeCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                           106,126,502.454               94.543              98.077
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,601,935.748                1.427               1.480
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           469,145.879                0.418               0.434
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     9,363.000                0.008               0.009
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                   108,206,947.081               96.397             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Partners LargeCap Value I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             9,776,174.685               95.121             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                                 7.539                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     9,776,182.224               95.121             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Partners LargeCap Value II
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             1,501,598.934               75.022             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     1,501,598.934               75.022             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners MidCap Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,861,528.215               60.690              82.102
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           694,693.783               10.918              14.770
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           111,804.170                1.757               2.377
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    35,313.000                0.555               0.751
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     4,703,339.168               73.920             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Partners MidCap Growth I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            13,712,833.880               99.640              99.955
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                             6,223.364                0.045               0.045
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    13,719,057.244               99.685             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Partners MidCap Growth II
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                               753,624.916               99.967             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                       753,624.916               99.967             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              Partners MidCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            28,139,790.087               93.142              97.230
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           533,587.259                1.766               1.844
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           234,509.638                0.776               0.810
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    33,665.000                0.111               0.116
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    28,941,551.984               95.796             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners MidCap Value I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            32,370,103.373               99.804              99.920
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                            25,770.407                0.079               1.080
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    32,395,873.780               99.884             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners SmallCap Blend
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            12,742,609.335               99.511              99.839
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                            18,226.677                0.142               0.143
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                             2,259.744                0.018               0.018
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    12,763,095.756               99.671             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Partners SmallCap Growth I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            11,633,420.761               95.290              98.394
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           149,476.939                1.224               1.264
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            38,545.121                0.316               0.326
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     1,830.000                0.015               0.015
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    11,823,272.821               96.845             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Partners SmallCap Growth II
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            37,294,307.235               95.567              98.504
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           532,735.943                1.365               1.407
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            33,772.071                0.087               0.089
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    37,860,815.249               97.018             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                          Partners SmallCap Growth III
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                               740,230.009               91.714              91.719
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                            66,832.927                8.281               8.281
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                       807,062.936               99.995             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners SmallCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            17,813,720.046               95.432              99.065
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           101,820.102                0.545               0.566
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            66,395.473                0.356               0.369
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    17,981,935.621               96.333             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Partners SmallCap Value I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            10,541,975.635               91.391              96.091
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           239,391.639                2.075               2.182
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           189,491.485                1.643               1.727
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    10,970,858.759               95.109             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Partners SmallCap Value II
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,441,564.916               99.932              99.948
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                             1,792.629                0.052               0.052
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     3,443,357.545               99.984             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              Preferred Securities
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            22,406,005.868               97.663              97.744
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           108,162.674                0.471               0.472
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            47,084.425                0.205               0.205
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                   361,923.000                1.578               1.579
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    22,923,175.967               99.917             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2010
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            33,149,359.156               92.394              95.373
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,102,024.305                3.072               3.171
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           506,353.192                1.411               1.457
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    34,757,736.653               96.877             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2020
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            50,748,399.305               93.325              95.696
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,526,935.435                2.808               2.879
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           755,762.471                1.390               1.425
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    53,031,097.211               97.523             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2030
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            43,068,858.646               90.452              94.197
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         2,112,296.191                4.436               4.620
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           540,563.678                1.135               1.182
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                       159.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    45,721,877.515               96.024             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2040
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            16,682,178.277               89.054              94.419
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           648,828.684                3.464               3.672
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           337,224.011                1.800               1.909
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    17,668,230.972               94.318             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2050
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             8,148,670.783               92.016              96.409
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           253,035.549                2.857               2.994
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            50,495.087                0.571               0.597
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     8,452,201.419               95.443             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                       Principal LifeTime Strategic Income
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            16,435,709.408               91.531              97.523
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           369,510.054                2.058               2.193
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            48,013.163                0.267               0.285
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                  16,853.232.624                 93.857             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Real Estate Securities
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            23,766,836.079               88.564              94.376
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,093,115.653                4.073               4.341
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           303,730.344                1.132               1.206
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    19,354.000                0.072               0.077
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    25,183,036.076               93.841             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 SmallCap Blend
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             6,749,274.790               79.951              85.155
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           941,957.606               11.058              11.885
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           234,649.289                2.780               2.961
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     7,925,881.685               93.889             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 SmallCap Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,000,227.629               78.288              79.116
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           584,050.805               15.240              15.401
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           174,290.973                4.548               4.596
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    33,641.000                0.878               0.887
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     3,792.210.407               98.954             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             SmallCap S&P 600 Index
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------

    For                                             9,644,257.213               75.923              89.912
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           948,074.791                7.464               8.839
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                      132,433.939                     1.043               1.235
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     1,590.000                0.013               0.015
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    10,726,355.943               84.441             100.000.
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 SmallCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------

    For                                             4,127,335.972               81.933              90.185
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           390,108.193                7.744               8.523
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            43,418.183                0.862               0.949
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    15,675.000                0.311               0.343
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     4,576,537.348               90.850             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

         Mr. Eucher announced that the resolution had been duly adopted by each of the Funds.

         Mr. Eucher next discussed the Board of Director's proposal and recommendation to amend the Articles of Incorporation to authorize the Board of
Directors, without shareholder approval: (i) to approve combinations of Fund portfolios; (ii) to liquidate the assets attributable to a Fund portfolio or a class of shares and terminate the portfolio or class of shares; and (iii) to designate a class of shares of a portfolio as a separate series of the Fund
(i.e., a Fund) all for purposes of facilitating future combinations of Funds that the Board of Directors determines are in the best interests of the affected shareholders. The following resolution was thereupon presented by the Secretary:

         "BE IT RESOLVED, That the Amendments to the Fund's Articles of
         Incorporation be approved to authorize the Board of Directors, without shareholder approval: (i) to approve combinations of Fund portfolios;
         (ii) to liquidate the assets attributable to a Fund portfolio or a class of shares and terminate the portfolio or class of shares; and
         (iii) to designate a class of shares of a portfolio as a separate series of the Fund (i.e., a Fund)."

         The resolution was duly moved and seconded. Upon receiving the report from the Secretary, Mr. Eucher reported the results:

    ----------------------------------------------------------------------------------------------------------
              Amendment to approve combinations of Fund portfolios
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ------------------------- ------------------ ----------------
                                                     Number of Shares      % of Outstanding    % of Shares
                                                                           Shares                 Present
    -------------------------------------------- ------------------------- ------------------ ----------------
    -------------------------------------------- ------------------------- ------------------ ----------------

    For                                               1,321,349,002.146            86.265               93.998
    -------------------------------------------- ------------------------- ------------------ ----------------
    -------------------------------------------- ------------------------- ------------------ ----------------
    Against                                              66,453,185.403             4.338                4.727
    -------------------------------------------- ------------------------- ------------------ ----------------
    -------------------------------------------- ------------------------- ------------------ ----------------
    Abstain                                              17,125,431.281             1.118                1.218
    -------------------------------------------- ------------------------- ------------------ ----------------
    -------------------------------------------- ------------------------- ------------------ ----------------
    Broker Non-vote                                         792,487.000             0.052                0.056
    -------------------------------------------- ------------------------- ------------------ ----------------
    -------------------------------------------- ------------------------- ------------------ ----------------
    Total Voted                                       1,405,720,099.830            91.774              100.000
    -------------------------------------------- ------------------------- ------------------ ----------------

    ----------------------------------------------------------------------------------------------------------
      Amendment to liquidate the assets attributable to a portfolio or a class of shares and terminate the portfolio or class of shares
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- --------------------------- ---------------- ----------------
                                                      Number of Shares       % of              % of Shares
                                                                             Outstanding          Present
                                                                             Shares
    -------------------------------------------- --------------------------- ---------------- ----------------
    -------------------------------------------- --------------------------- ---------------- ----------------

    For                                              1,309,084,778.972               85.465             93.126
    -------------------------------------------- --------------------------- ---------------- ----------------
    -------------------------------------------- --------------------------- ---------------- ----------------
    Against                                             78,027,989.605                5.094              5.551
    -------------------------------------------- --------------------------- ---------------- ----------------
    -------------------------------------------- --------------------------- ---------------- ----------------
    Abstain                                             17,814,850.253                1.163              1.267
    -------------------------------------------- --------------------------- ---------------- ----------------
    -------------------------------------------- --------------------------- ---------------- ----------------
    Broker Non-vote                                        792,481.000                0.052              0.056
    -------------------------------------------- --------------------------- ---------------- ----------------
    -------------------------------------------- --------------------------- ---------------- ----------------
    Total Voted                                      1,405,720,099.830               91.774            100.000
    -------------------------------------------- --------------------------- ---------------- ----------------

    ----------------------------------------------------------------------------------------------------------
    Amendment to designate a class of shares of a portfolio as a separate series of the Fund
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- --------------------------- ---------------- ----------------
                                                      Number of Shares       % of              % of Shares
                                                                             Outstanding          Present
                                                                             Shares

    -------------------------------------------- --------------------------- ---------------- ----------------
    For                                              1,330,582,787.371               86.868             94.655
    -------------------------------------------- --------------------------- ---------------- ----------------
    -------------------------------------------- --------------------------- ---------------- ----------------
    Against                                             58,530,583.910                3.821              4.164
    -------------------------------------------- --------------------------- ---------------- ----------------
    -------------------------------------------- --------------------------- ---------------- ----------------
    Abstain                                             15,814,247.549                1.032              1.125
    -------------------------------------------- --------------------------- ---------------- ----------------
    -------------------------------------------- --------------------------- ---------------- ----------------
    Broker Non-vote                                        792,481.000                0.052              0.056
    -------------------------------------------- --------------------------- ---------------- ----------------
    -------------------------------------------- --------------------------- ---------------- ----------------
    Total Voted                                      1,405,720,099.830               91.774            100.000
    -------------------------------------------- --------------------------- ---------------- ----------------

         Mr. Eucher announced that the resolution had been duly adopted.

         Mr. Eucher then discussed the Board of Director's proposal and recommendation to permit the Manager to select and contract with sub-advisors for the Bond & Mortgage Securities, Capital Preservation, Diversified
International, Government Securities, High Quality Intermediate-Term Bond, High
Quality Short-Term Bond, International Emerging Markets, International Growth,
LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap
Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Principal LifeTime
Strategic Income, Principal LifeTime 2010, Principal LifeTime 2020, Principal
LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Real Estate
Securities, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap
Value Funds after approval by the Board of Directors but without obtaining shareholder approval. However, Mr. Eucher noted that while the adoption of this resolution authorized certain actions relative to the use of sub-advisors, a
Fund may not take advantage of that authorization without taking certain steps outlined in the January 19, 1999 order from the Securities and Exchange
Commission granting relief from certain requirements of Section 15 of the
Investment Company Act of 1940. The following resolution was thereupon presented to the Secretary:

         "BE IT RESOLVED, That the Manager is hereby permitted to select and contract with sub-advisers after obtaining approval from the Board of
         Directors, without obtaining shareholder approval."

         The resolution was duly moved and seconded. Upon receiving the report from the Secretary, Mr. Eucher reported the results for each Account to which the resolution pertained:

    ----------------------------------------------------------------------------------------------------------
                           Bond & Mortgage Securities
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            70,434,300.872               89.733              96.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         2,292,911.633                2.921               3.125
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain,                                          620,361.741                0.790               0.846
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    21,468.000                0.027               0.029
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    73,369,042.246               93.472             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              Capital Preservation
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            44,661,492.064               51.970              87.086
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         5,808,132.687                6.759              11.325
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           814,536.576                0.948               1.588
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    51,284,161.327               59.677             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Diversified International
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            10,673,897.563               82.345              91.586
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           780,739.378                6.023               6.699
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           196,416.555                1.515               1.685
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     3,409.000                0.026               0.029
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    11,654,462.496               89.910             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              Government Securities
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------

    For                                            10,596,122.560               87.332              90.683
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           829,198.183                6.834               7.096
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           239,391.424                1.973               2.049
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    20,033.000                0.165               0.171
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    11,684,745.167               96.305             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                       High Quality Intermediate-Term Bond
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             6,937,249.644               84.352              97.884
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           104,039.685                1.265               1.468
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            26,762.645                0.325               0.378
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    19,193.000                0.233               0.270
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     7,087,190.974               86.175             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    ----------------------------------------------------------------------------------------------------------
                           High Quality Long-Term Bond
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             1,031,307.522               72.857              80.772
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           187,666.253               13.258              14.698
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            57,842.446                4.086               4.530
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     1,276,816.221               90.201             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                          High Quality Short-Term Bond
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             4,181,059.792               79.082              91.615
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           345,818.362                6.541               7.578
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            25,490.784                0.482               0.559
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    11,364.000                0.215               0.249
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     4,563,732.938               86.320             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                         International Emerging Markets
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             2,333,595.177               70.089              86.625
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           300,025.625                9.011              11.137
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            59,215.164                1.779               2.198
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     1,055.000                0.032               0.039
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     2,693,890.966               80.911             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              International Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            48,623,362.585               97.605              98.745
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           495,486.092                0.994               1.006
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            86,815.113                0.174               0.176
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    36,086.000                0.082               0.073
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    49,241,449.790               98.846             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 LargeCap Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            29,053,369.737               97.149              97.787
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           606,044.515                2.026               2.040
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            51,567.716                0.172               0.174
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    29,710,981.968               99.348             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             LargeCap S&P 500 Index
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            47,982,352.345               67.621              86.334
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         5,676,515.869                8.000              10.214
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                         1,812,698.375                2.555               3.262
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                   105,795.000                0.149               0.190
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    55,577,361.589               78.324             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 LargeCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            14,239,240.033               96.258              98.198
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           185,584.386                1.255               1.280
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            75,788.849                0.512               0.523
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    14,500,613.268               98.025             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                  MidCap Blend
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             7,925,136.940               84.921              88.807
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           800,451.558                8.577               8.970
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           187,650.805                2.011               2.103
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    10,785.000                0.116               0.121
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     8,923,024.303               95.624             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                  MidCap Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             2,534,204.334               81.631              86.069
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           389,246.075               12.538              13.220
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            20,938.510                0.674               0.711
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     2,944,388.919               94.844             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              MidCap S&P 400 Index
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,921,949.735               66.394              86.709
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           445,356.962                7.539               9.846
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           153,997.810                2.607               3.405
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     1,829.000                0.031               0.040
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     4,523,133.507               76.571             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                  MidCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             6,023,681.678               84.325              87.009
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           718,567.522               10.059              10.379
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           155,580.581                2.178               2.247
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    25,262.000                0.354               0.365
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     6,923,091.781               96.916             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                  Money Market
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                           220,092,979.032               78.487              86.739
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                        26,781,150.231                9.550              10.554
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                         6,868,212.606                2.449               2.707
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                   253,742,341.869               90.487             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2010
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            33,282,044.382               92.764              95.754
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           935,062.837                2.606               2.690
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           540,629.434                1.507               1.555
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    34,757,736.653               96.877             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2020
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            51,255,195.989               94.257              96.651
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,021,984.200                1.863               1.910
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           762,917.022                1.403               1.439
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    53,031,097.211               97.523             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2030
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            43,550,687.475               91.464              95.251
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,503,427.492                3.157               3.288
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           667,603.548                1.402               1.460
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                       159.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    45,721,877.515               96.024             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2040
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            16,898,197.412               90.207              95.642
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           611,519.789                3.264               3.461
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           158,513.771                0.846               0.897
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    17,668,230.972               94.318             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2050
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             8,278,194.818               93.478              97.941
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           149,755.082                1.691               1.772
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            24,251.519                0.274               0.287
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     8,452,201.419               95.443             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                       Principal LifeTime Strategic Income
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            16,534,455.776               92.081              98.109
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           284,554.989                1.585               1.688
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            34,221.859                0.191               0.203
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    16,853,232.624               93.857             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Real Estate Securities
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            24,151,092.102               89.996              95.902
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           809,628.032                3.017               3.215
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           202,961.942                0.756               0.806
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    19,354.000                0.072               0.077
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    25,183,036.076               93.841             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 SmallCap Blend
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             7,032,309.228               83.304              88.726
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           760,710.800                9.011               9.598
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           132,861.657                1.574               1.676
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     7,925,881.685               93.889             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 SmallCap Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,084,781.660               80.494              81.345
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           514,201.698               13.418              13.559
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           159,586.049                4.164               4.208
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    33,641.000                0.878               0.887
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     3,792,210.407               98.954             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             SmallCap S&P 600 Index
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             9,805,244.003               77.190              91.413
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           788,620.792                6.208               7.352
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           130,901.148                1.030               1.220
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     1,590.000                0.013               0.015
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    10,726,355.943               84.441             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 SmallCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             4,234,380.982               84.058              92.524
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           287,208.941                5.701               6.276
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            39,272.425                0.780               0.858
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    15,675.000                0.311               0.343
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     4,576,537.348               90.850             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

         Mr. Eucher announced that the resolution had been duly adopted by each of the Funds to which the resolution pertained.

         Mr. Eucher then discussed the Board of Director's proposal and recommendation to change the fundamental investment restrictions of certain of the Funds with respect to borrowing.

         The following resolution was thereupon presented to the Secretary:

         "BE IT RESOLVED, That the changes to the fundamental investment restriction of the Funds that deals with borrowing s are hereby approved."

         The resolution was duly moved and seconded. Upon receiving the report from the Secretary, Mr. Eucher reported the results for each Account to which the resolution pertained:

    ----------------------------------------------------------------------------------------------------------
                           Bond & Mortgage Securities
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            69,661,025.591               88.748              94.946
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         2,821,249.116                3.594               3.845
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           865,299.539                1.102               1.179
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    21,468.000                0.027               0.029
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    73,369,042.246               93.472             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              Capital Preservation
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            44,619,329.018               51.921              87.004
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         4,878,268.390                5.677               9.512
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                         1,786,563.919                2.079               3.484
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    51,284,161.327               59.677             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Disciplined LargeCap Blend
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            25,422,088.711               99.967             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    25,422,088.711               99.967             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Diversified International
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                 Number of Shares           % of O/S      % of Shares Present
                                                 ----------------           --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            10,463,925.417               80.726              89.785
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           860,044.741                6.635               7.380
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           327,083.338                2.523               2.807
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                        3,409.000                0.026               0.029
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    11,654,462.496               89.910             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              Government Securities
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            10,204,813.365               84.107              87.334
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,098,279.367                9.052               9.399
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           361,619.435                2.980               3.095
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    20,033.000                0.165               0.171
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    11,684,745.167               96.305             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                       High Quality Intermediate-Term Bond
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             6,938,465.129               84.367              97.901
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                            90,532.265                1.101               1.277
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            39,054.580                0.475               0.551
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    19,139.000                0.233               0.270
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     7,087,190.974               86.175             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           High Quality Long-Term Bond
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             1,092,983.548               77.214              85.602
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           124,201.366                8.774               9.727
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            59,631.307                4.213               4.671
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     1,276,816.221               90.201             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                          High Quality Short-Term Bond
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,885,690.169               73.495              85.143
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           608,787.065               11.515              13.340
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            57,891.714                1.095               1.269
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    11,364.000                0.215               0.249
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     4,563,732.938               86.320             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                   High Yield
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,021,424.553               65.760             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     3,021,424.553               65.760             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              Inflation Protection
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,677,041.090               78.447              99.723
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                             6,554.913                0.140               0.178
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                             3,671.709                0.078               0.100
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     3,687,267.712               78.666             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                         International Emerging Markets
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             2,326,111.923               69.865              86.348
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           281,567.857                8.457              10.452
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            85,156.186                2.558               3.161
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     1,055.000                0.032               0.039
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     2,693,890.966               80.911             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              International Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            48,325,383.562               97.007              98.140
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           707,003.745                1.419               1.436
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           172,976.483                0.347               0.351
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    36,086.000                0.072               0.073
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    49,241,449.790               98.846             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 LargeCap Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            29,012,822.079               97.013              97.650
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           581,433.384                1.944               1.957
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           116,726.505                0.390               0.393
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    29,710,981.968               99.348             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             LargeCap S&P 500 Index
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            47,552,157.449               67.014              65.560
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         5,790,579.132                8.161              10.419
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                         2,128,830.008                3.000               3.830
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                   105,795.000                0.149               0.190
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    55,577,361.589               78.324             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 LargeCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            14,089,075.547               95.243              97.162
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           325,974.606                2.204               2.248
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            85,563.205                0.578               0.590
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    14,500,613.268               98.025             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                  MidCap Blend
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             7,715,189.693               82.671              86.454
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           796,280.478                8.532               8.923
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           401,769.132                4.305               4.502
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    10,785.000                0.116               0.121
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     8,924,024.303               95.624             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                  MidCap Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             2,523,799.475               81.286              85.716
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           360,350.764               11.608              12.239
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            60,238.680                1.940               2.046
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     2,944,388.919               94.844             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              MidCap S&P 400 Index
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,738,058.844               63.281              82.643
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           605,081.858               10.243              13.377
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           178,163.805                3.016               3.939
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     1,829.000                0.031               0.040
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     4,523,133.507               76.571             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                  MidCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             5,881,604.439               82.336              84.956
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           794,237.289               11.118              11.472
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           221,988.053                3.108               3.206
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    25,262.000                0.354               0.365
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     6,923,091.781               96.916             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                  Money Market
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                           214,891,341.548               76.632              84.689
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                        26,981,238.901                9.622              10.633
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                        11,869,761.420                4.233               4.678
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                   253,742,341.869               90.487             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners Global Equity
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             1,000,000.000               99.990             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     1,000,000.000               99.990             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners International
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            32,412,429.564               98.107              99.244
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           214,633.573                0.650               0.657
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            32,240.439                0.098               0.099
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    32,659,303.576               98.855             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners LargeCap Blend
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            58,801,974.943               90.283              96.638
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,400,955.070                2.151               2.302
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           637,066.636                0.978               1.047
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     7,542.000                0.012               0.012
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    60,847,538.649               93.424             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Partners LargeCap Blend I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,563,061.364               72.478              82.424
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           718,188.341               14.609              16.614
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            41,590.436                0.846               0.962
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     4,322,840.141               87.933             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Partners LargeCap Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                               791,123.610               52.981              82.411
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           143,712.372                9.623              14.970
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            25,141.205                1.684               2.619
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                       959,977.187               64.289             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Partners LargeCap Growth I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            97,094,071.525               94.965              98.877
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           716,775.651                0.701               0.730
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           369,661.429                0.362               0.376
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    16,201.000                0.016               0.016
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    98,196,709.605               96.043             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Partners LargeCap Growth II
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------3

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            37,199,633.973               92.351              96.269
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,029,515.148                2.556               2.664
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           412,223.408                1.023               1.067
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    38,641,372.529               95.930             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners LargeCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                           106,293,006.988               94.692              98.231
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,194,548.126                1.064               1.104
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           710,028.967                0.633               0.656
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     9,363.000                0.008               0.009
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                   108,206,947.081               96.397             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Partners LargeCap Value I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             9,776,174.685               95.121             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 7.539                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     9,776,182.224               95.121             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Partners LargeCap Value II
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             1,501,598.934               75.022             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     1,501,598.934               75.022             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners MidCap Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,836,320.558               60.294              81.566
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           578,581.933                9.093              12.302
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           253,123.677                3.978               5.382
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    35,313.000                0.555               0.751
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     4,703,339.168               73.920             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Partners MidCap Growth I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            13,694,758.555               99.509              99.823
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                            24,298.689                0.177               0.177
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    13,719,057.244               99.685             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Partners MidCap Growth II
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                               753,624.916               99.967             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                       753,624.916               99.967             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              Partners MidCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            28,093,906.019               92.990              97.071
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           473,570.407                1.568               0.636
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           340,410.558                1.127               1.176
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    33,665.000                0.111               0.116
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    28,941,551.984               95.796             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners MidCap Value I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            32,378,349.984               99.830              99.946
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                            17,523.796                0.054               0.054
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    32,395,873.780               99.884             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners SmallCap Blend
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            12,760,363.081               99.650              99.979
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                               608.121                0.005               0.005
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                             2,124.554                0.017               0.017
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    12,763,095.756               99.671             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Partners SmallCap Growth I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            11,605,938.771               95.065              98.162
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           163,356.715                1.338               1.382
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            52,147.335                0.427               0.441
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     1,830.000                0.015               0.015
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    11,823,272.821               96.845             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Partners SmallCap Growth II
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            37,297,799.568               95.576              98.513
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           436,309.347                1.118               1.152
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           126,706.334                0.325               0.335
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    37,860,815.249               97.018             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                          Partners SmallCap Growth III
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                               706,319.114               97.513              87.517
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                            64,735.585                8.021               8.021
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            36,008.237                4.461               4.462
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                       807,062.936               99.995             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Partners SmallCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            17,846,040.133               95.605              99.244
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                            73,243.900                0.392               0.407
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            62,651.588                0.336               0.348
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    17,981,935.621               96.333             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                            Partners SmallCap Value I
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            10,507,620.609               91.093              95.778
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           290,774.892                2.521               2.650
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           172,463.258                1.495               1.572
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    10,970,858.759               95.109             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                           Partners SmallCap Value II
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,443,357.545               99.984             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                                 0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     3,443,357.545               99.984             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                              Preferred Securities
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            22,404,141.335               97.655              97.736
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           108,118.666                0.471               0.472
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            48,992.966                0.214               0.214
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                   361,923.000                1.578               1.579
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    22,923,175.967               99.917             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2010
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            33,059,017.493               92.143              95.113
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,023,786.333                2.854               2.945
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           674,932.827                1.881               1.942
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    34,757,736.653               96.877             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2020
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            51,106,329.641               93.983              96.370
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           991,427.643                1.823               1.870
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           933,339.927                1.716               1.760
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    53,031,097.211               97.523             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2030
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            43,271,596.851               90.878              94.641
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                         1,642.617.619                3.450               3.593
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           807,504.045                1.696               1.766
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                       159.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    45,721,877.515               96.024             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2040
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            16,941,936.589               90.441              95.889
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           411,359.554                2.196               2.328
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           314,934.829                1.681               1.782
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    17,668,230.972               94.318             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Principal LifeTime 2050
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             8,170,658.926               92.264              96.669
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           227,803.873                2.572               2.695
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            53,738.620                0.607               0.636
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     8,452,201.419               95.443             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                       Principal LifeTime Strategic Income
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            16,465,140.866               91.695              97.697
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           280,184.078                1.560               1.662
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           107,907.680                0.601               0.640
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    16,853,232.624               93.857             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             Real Estate Securities
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                            23,885,825.233               89.008              94.849
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           972,400.242                3.624               3.861
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           305,456.601                1.138               1.213
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    19,354.000                0.072               0.077
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    25,183,036.076               93.841             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 SmallCap Blend
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             6,652,870.929               78.809              93.939
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           967,144.132               11.457              12.202
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           305,866.624                3.623               3.859
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                         0.000                0.000               0.000
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     7,925,881.685               93.889             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 SmallCap Growth
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             3,073,873.089               80.210              81.058
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           484,568.633               12.644              12.778
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           200,127.685                5.222               5.277
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    33,641.000                0.878               0.887
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     3,792,210.407               98.954             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                             SmallCap S&P 600 Index
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             9,677,445.710               76.184              90.221
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           830,314.045                6.536               7.741
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                           217,006.188                1.708              20.023
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                     1,590.000                0.013               0.015
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                    10,726,355.943               84.441             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

    ----------------------------------------------------------------------------------------------------------
                                 SmallCap Value
    ----------------------------------------------------------------------------------------------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
                                                   Number of Shares         % of O/S      % of Shares Present
                                                   ----------------         --------      -------------------

    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    For                                             4,204,141.031               83.458              91.863
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Against                                           281,883.228                5.596               6.159
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Abstain                                            74,838.089                1.486               1.635
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Broker Non-vote                                    15,675.000                0.311               0.343
    -------------------------------------------- ---------------------- ----------------- --------------------
    -------------------------------------------- ---------------------- ----------------- --------------------
    Total Voted                                     4,576,537.348               90.850             100.000
    -------------------------------------------- ---------------------- ----------------- --------------------

         Mr. Eucher announced that the resolution had been duly adopted by each of the Funds.

         There being no further business, the meeting, on motion duly made, was adjourned.

                                       /s/ Jean B. Schustek
                                       --------------------------------